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Scudder Blue Chip Fund

Classes A, B, C and I

Annual Report

October 31, 2001

"We want to be well positioned to take full advantage of the recovery when it comes. To accomplish that, we've added cyclical stocks."

Contents

3 Performance Summary

6 Economic Overview

9 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

24 Financial Statements

28 Financial Highlights

32 Notes to Financial Statements

40 Report of Independent Auditors

41 Tax Information

42 Shareholder Meeting Results

44 Officers and Trustees

45 Investment Products and Services

47 Account Management Resources

Scudder Blue Chip Fund	Nasdaq Symbol	CUSIP Number
Class A	KBCAX	81111P-100
Class B	KBCBX	81111P-209
Class C	KBCCX	81111P-308

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Blue Chip Fund	1-Year	3-Year	5-Year	10-Year
Class A	-28.71%	-.34%	6.23%	8.87%
Class B	-29.30%	-1.18%	5.33%	7.97%(a)
Class C	-29.21%	-1.09%	5.43%	8.06%(a)
S&P 500 Index+	-24.91%	.04%	10.04%	12.76%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 15.03	$ 14.58	$ 14.72
10/31/00	$ 21.76	$ 21.30	$ 21.47
Distribution Information: Twelve Months: Capital Gains Distributions	$ .60	$ .60	$ .60

Class A Lipper Rankings* - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	513	of	695	74
3-Year	266	of	498	54
5-Year	214	of	315	68
10-Year	80	of	99	80

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Blue Chip Fund - Class A -- S&P 500 Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Blue Chip Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,719	$9,329	$12,750	$22,049
	Average annual total return	-32.81%	-2.29%	4.98%	8.23%
Class B(c)	Growth of $10,000	$6,864	$9,473	$12,879	$21,520(a)
	Average annual total return	-31.36%	-1.79%	5.19%	7.97%(a)
Class C(c)	Growth of $10,000	$7,079	$9,677	$13,026	$21,714(a)
	Average annual total return	-29.21%	-1.09%	5.43%	8.06%(a)
S&P 500 Index+	Growth of $10,000	$7,509	$10,012	$16,136	$33,236
	Average annual total return	-24.91%	.04%	10.04%	12.76%

The growth of $10,000 is cumulative.

(a) Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Blue Chip Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

Economic Guideposts Data as of 10/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Blue Chip Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Blue Chip Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Tracy McCormick joined the Advisor in 1994 and the fund team in 1998. Ms. McCormick began her investment career in 1980.

Portfolio Manager Gary A. Langbaum has 31 years of experience in the investment industry, including more than 12 years as an equity research analyst covering a wide range of industries, and over five years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations. Mr. Langbaum joined the Advisor in 1988 and the fund team in 1998.

In the following interview, Lead Portfolio Manager Tracy McCormick discusses the strategy of Scudder Blue Chip Fund and the market environment during the 12-month period ended October 31, 2001.

Q: Will you provide an overview of market conditions during the fund's annual reporting period - November 1, 2000 through October 31, 2001?

A: At the start of the fiscal year, the economy was slowing, and companies were announcing disappointing earnings figures. Fearing recession, investors had turned away from technology and other high-valuation/high-expectation growth sectors, choosing instead more traditionally defensive industries, such as health care and finance. Companies within defensive industries typically sustain their earnings power in an economic downturn, because they offer products or services that are not generally tied to discretionary income.

In an aggressive attempt to avert recession, the Federal Reserve Board (the Fed) began cutting short-term interest rates in early January. Although the Fed's friendlier monetary policy helped spur some market rallies in the following months, the rallies were all short-lived. Throughout most of the year, gains were found primarily in value stocks, while most growth stocks declined. Value stocks tend to be priced more cheaply than growth stocks because the market has lower expectations for their stock price appreciation.

The already struggling stock market was pushed further into bear territory in the weeks after the September 11 terrorist attacks on the United States. Deep declines dragged down all sectors; even value stocks declined. In an attempt to stop the free fall, the Fed became even more vigilant in cutting interest rates, reducing them to near-historic lows. The government also began planning for a federal economic stimulus package. These aggressive actions helped encourage some optimism in the market. And in October, we saw some improvement, albeit minor, in many stocks.

Q: How did the volatility impact Scudder Blue Chip Fund's performance?

A: The fund's large growth-stock portfolio struggled with the broader market, with Class A shares (unadjusted for any sales charge) declining 28.71 percent for the 12 months ended October 31. This compares with a loss of 24.91 percent by the Standard & Poor's 500, the fund's benchmark. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) that are generally representative of the U.S. stock market. We attribute the fund's underperformance to its large growth orientation and lack of value stocks.

Q: Please discuss your investment strategy.

A: We follow a disciplined, research-intensive process. We invest primarily in "blue chip" stocks - those of established, large-cap domestic companies. For the most part, these tend to be growth stocks. We look for stocks with excellent company fundamentals, strong earnings-growth prospects, attractive stock prices and strong catalysts for growth such as new management, products, services or business strategies. We'll begin to sell stocks when their prices reach preestablished targets or if there are signs that company fundamentals could be weakening or if their growth potential appears to be deteriorating.

Q: How was the fund's portfolio structured during the period?

A: We began the year with a very defensive structure. We had more exposure to health care and financials (an overweight position) than the S&P 500 and less exposure to technology (an underweight position). For the most part, this defensive posture helped the fund's performance as technology continued to struggle and health care stocks posted positive performance. In April, we became a bit more optimistic that over the next several months we would see some improvement in the economy as the positive effects of the Fed's rate cuts took hold. After suffering deep losses, we believed that select technology stocks would be some of the first to rebound, so we added to our technology position (primarily semiconductors), bringing it to about that of the S&P 500. To fund the increase in technology, we trimmed the fund's health care holdings, which had already provided strong performance. Many technology companies gained ground in the next couple months, and the move helped us.

Q: What fund sectors helped performance?

A: Three principal areas helped fund performance during the year:

1. Health care. The fund's overweight position in health care, combined with strong stock selection, was a primary contributor to performance. We overweighted the medical equipment/supplies industry, which outperformed the pharmaceutical and biotech areas of the sector. Hospital supply companies such as Baxter International, Abbott Laboratories and Johnson & Johnson provided strong gains. Alza, another stock that we owned, was taken over by Johnson & Johnson during the period, resulting in profits for the fund.

2. Technology. Ironically, the fund's technology holdings proved to be a primary driver of overall performance during the 12-month period. Our technology underweight early in the period helped, as did our stock selection within the sector. We held more "defensive" technology companies, such as IBM and Microsoft, both of which added to performance. Near the end of the period, we began adding to technology. We believe that the dramatic declines in September, coupled with cost-cutting measures put in place by many technology companies, will make some tech stocks more attractive investments over the next year. We'll work to keep our position well diversified in solid names with long track records of solid earnings.

3. Industrials. We benefited from strong stock selection within the fund's industrial holdings. Tyco posted strong gains, and we took profits for the fund when we eliminated our position in General Dynamics to fund the purchase of Lockheed Martin, which also helped performance.

Q: What sectors hurt fund performance?

A: Problem areas for the fund included:

1. Financials. Our financial stocks were the biggest drag on fund performance. Throughout much of the period, we overweighted the sector. However, some of the stocks we held disappointed us. The biggest disappointment was Providian, a consumer lending and credit card company. We purchased the stock at a discount, believing that when the economy began to bounce back, the company would experience rapid growth. Although the company met our investment parameters when we bought it, we later found some management and accounting problems. When this information surfaced, we liquidated our position. Although we never like to take losses for the fund, we were somewhat heartened that we exited the stock before it plummeted even further.

2. Energy. Our investment in oil services stocks caused poor performance in the fund's energy sector. Early in the period, it appeared that the major oil companies were showing a marked improvement, as their earnings continued to rise with crude oil prices. With this improvement, we expected to see an increase in capital expenditures. We therefore invested in oil services companies, believing they would benefit directly from increased spending by the oil giants. Unfortunately, crude prices weakened, and the large oil companies pulled back on development projects. Our holding in Nabors Industries declined with the demand for its services. We've subsequently taken a more defensive posture in energy by reducing oil services exposure and adding to large integrated oil companies and gas exploration firms.

3. Consumer discretionary stocks. With the Fed aggressively cutting interest rates, we incorrectly assumed that the economy would begin to bounce back and that retail and media stocks would be some of the first to benefit from the bounce. The events of September 11 removed all hope of a quick economic recovery and retailers and media stocks declined.

Q: What is your outlook for the rest of 2001?

A: Volatility will continue, as the economic and political environment remains uncertain. However, the precipitous declines that came as a result of the September 11 tragedy might have actually accelerated the market's descent and therefore its impending recovery. We've seen the stocks of quality companies decline to what we believe are unsustainable lows. By the end of October we witnessed gains in the market. At this point, we believe there is the possibility that the economy may begin its recovery during the first part of 2002, which of course would be positive for the fund.

We want to make sure we're well positioned to take full advantage of the recovery when it comes. To accomplish that, we've added cyclical stocks from a wide variety of sectors. Cyclical stocks are deeply tied to the economy. They represent companies that offer products or services that consumers (individuals and companies) perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators begin to improve. We have invested in Johnson Controls, a supplier to the automotive industry; MGM Mirage, a large casino company; Goldman Sachs, an institutional brokerage company; and Illinois Tool Works, which provides diverse products and services to a wide variety of manufacturers.

Although it's been a difficult year, we firmly believe that our "blue chip" portfolio is poised to benefit from improving market conditions. We own strong companies with solid franchises that have successfully weathered volatile markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Asset Allocation	10/31/01	10/31/00

Common Stocks	99%	95%
Cash Equivalents	1%	5%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/01	10/31/00

Health	18%	18%
Technology	15%	24%
Financial	14%	19%
Manufacturing	12%	5%
Consumer Staples	10%	8%
Consumer Discretionary	9%	5%
Energy	7%	5%
Media	4%	4%
Service Industries	3%	4%
Communications	3%	4%
Other	5%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2001* (28.0% of Portfolio)
1. Pfizer, Inc. Manufacturer of prescription pharmaceutical and non-prescription self-medications	3.7%
2. Johnson & Johnson Provider of health care products	3.4%
3. Exxon Mobil Corp. Explorer and producer of oil and gas	3.1%
4. General Electric Co. Provider of broadly diversified products and services, including power generators, medical systems, financial services and broadcasting	2.8%
5. American International Group, Inc. Provider of insurance services	2.8%
6. PepsiCo, Inc. Producer of soft drinks and snack food	2.8%
7. Microsoft Corp. Developer of computer software	2.4%
8. Abbott Laboratories Developer of health care products	2.4%
9. Wal-Mart Stores, Inc. Operator of discount stores	2.3%
10. International Business Machines Corp. Manufacturer of computers and servicer of information process units	2.3%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 98.6%
Communications 3.2%
Cellular Telephone 0.5%
Motorola, Inc.*	250,000	4,092,500
Telephone/Communications 2.7%
BellSouth Corp.	225,000	8,325,000
Verizon Communications, Inc.	260,000	12,950,600
		21,275,600
Consumer Discretionary 8.5%
Department & Chain Stores 7.9%
Home Depot, Inc.	250,000	9,557,500
Kohl's Corp.*	167,000	9,286,870
Lowe's Companies, Inc.	235,000	8,013,500
Target Corp.	230,000	7,164,500
Wal-Mart Stores, Inc.	355,600	18,277,840
Walgreen Co.	282,000	9,131,160
		61,431,370
Hotels & Casinos 0.6%
MGM Mirage, Inc.*	200,000	4,460,000
Consumer Staples 9.5%
Alcohol & Tobacco 1.0%
Philip Morris Companies, Inc.	170,000	7,956,000
Food & Beverage 5.7%
Hershey Foods Corp.	110,000	7,010,300
Kraft Foods, Inc. "A"	210,000	7,087,500
Kroger Co.*	370,000	9,050,200
PepsiCo, Inc.	441,500	21,505,465
		44,653,465
Package Goods/Cosmetics 2.8%
Colgate-Palmolive Co.	210,000	12,079,200
Procter & Gamble Co.	134,000	9,886,520
		21,965,720
Durables 1.5%
Aerospace
Lockheed Martin Corp.	95,000	4,633,150
United Technologies Corp.	133,000	7,167,370
		11,800,520
Energy 6.9%
Oil & Gas Production 5.7%
Burlington Resources, Inc.	115,000	4,283,750
Exxon Mobil Corp.	614,886	24,257,253
Nabors Industries, Inc.*	171,000	5,256,540
Royal Dutch Petroleum Co. (New York shares)*	207,000	10,455,570
		44,253,113
Oil Companies 1.2%
BP PLC (ADR)	193,000	9,329,620
Financial 14.2%
Banks 5.4%
Citigroup, Inc.	376,666	17,145,835
Fifth Third Bancorp.	135,000	7,616,700
FleetBoston Financial Corp.	144,800	4,758,128
Mellon Financial Corp.	216,000	7,257,600
Wells Fargo & Co.	140,000	5,530,000
		42,308,263
Consumer Finance 0.9%
Household International, Inc.	140,916	7,369,907
Insurance 6.8%
American International Group, Inc.	278,562	21,894,973
Hartford Financial Services Group, Inc.	174,200	9,406,800
Jefferson Pilot Corp.	222,225	9,189,004
MetLife, Inc.	220,000	5,918,000
XL Capital Ltd. "A"	75,000	6,514,500
		52,923,277
Other Financial Companies 1.1%
Fannie Mae	100,000	8,096,000
Health 18.4%
Biotechnology 2.8%
Amgen, Inc.*	135,000	7,670,700
Genentech, Inc.*	120,000	6,270,000
MedImmune, Inc.*	200,000	7,848,000
		21,788,700
Health Industry Services 2.2%
Laboratory Corp. of America Holdings*	85,000	7,327,000
McKesson Corp.	275,000	10,172,250
		17,499,250
Medical Supply & Specialty 2.0%
Baxter International, Inc.	96,000	4,643,520
Zimmer Holdings, Inc.*	350,000	10,818,500
		15,462,020
Pharmaceuticals 11.4%
Abbott Laboratories	350,000	18,543,000
American Home Products Corp.	205,000	11,445,150
Eli Lilly & Co.	50,000	3,825,000
Johnson & Johnson	455,950	26,404,065
Pfizer, Inc.	682,500	28,596,750
		88,813,965
Manufacturing 12.2%
Chemicals 3.1%
PPG Industries, Inc.	250,000	12,207,500
Praxair, Inc.	250,000	11,795,000
		24,002,500
Diversified Manufacturing 7.5%
Eaton Corp.	110,000	7,198,400
General Electric Co.	608,400	22,151,844
Illinois Tool Works, Inc.	195,000	11,154,000
Minnesota Mining & Manufacturing Co.	60,000	6,262,800
Tyco International Ltd.	245,000	12,039,300
		58,806,344
Machinery/Components/Controls 1.6%
Johnson Controls, Inc.	90,000	6,508,800
Parker-Hannifin Corp.	160,000	5,744,000
		12,252,800
Media 3.6%
Advertising 1.0%
Omnicom Group, Inc.	105,000	8,061,900
Broadcasting & Entertainment 1.7%
Cox Communications, Inc. "A"*	170,000	6,511,000
Viacom, Inc. "B"*	179,749	6,562,636
		13,073,636
Print Media 0.9%
Tribune Co.	222,400	6,716,480
Service Industries 2.5%
EDP Services 1.7%
Electronic Data Systems Corp.	200,000	12,874,000
Investment 0.8%
Goldman Sachs Group, Inc.	80,000	6,252,800
Technology 14.9%
Computer Software 4.3%
Microsoft Corp.*	325,000	18,898,750
Oracle Corp.*	610,000	8,271,600
PeopleSoft, Inc.*	225,000	6,698,250
		33,868,600
Diverse Electronic Products 0.6%
Teradyne, Inc.*	200,000	4,610,000
EDP Peripherals 0.8%
EMC Corp.*	530,000	6,529,600
Electronic Components/Distributors 0.9%
Analog Devices, Inc.*	165,000	6,270,000
Electronic Data Processing 2.3%
International Business Machines Corp.	163,000	17,615,410
Semiconductors 5.1%
Altera Corp.*	200,000	4,040,000
Intel Corp.	551,800	13,474,956
Linear Technology Corp.	205,000	7,954,000
LSI Logic Corp.*	360,000	6,102,000
Texas Instruments, Inc.	300,000	8,397,000
		39,967,956
Telecommunications Equipment 0.9%
Cisco Systems, Inc.*	435,000	7,360,200
Transportation 3.2%
Air Freight 1.3%
United Parcel Service, Inc. "B"	205,000	10,455,000
Railroads 1.9%
Union Pacific Corp.	285,000	14,822,850
Total Common Stocks (Cost $739,610,057)		769,019,366

Convertible Preferred Stocks 0.2%
Communications 0.2%
Cellular Telephone
Motorola, Inc.* (Cost $1,501,500)	30,000	1,477,500
	Principal Amount ($)
Cash Equivalents 1.2%
Zurich Scudder Cash Management QP Trust, 2.63%** (Cost $9,561,743)	9,561,743	9,561,743
Total Investment Portfolio - 100.0% (Cost $750,673,300) (a)		780,058,609

* Non-income producing security.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(a) The cost for federal income tax purposes was $758,543,322. At October 31, 2001, net unrealized appreciation for all securities based on tax cost was $21,515,287. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,590,472 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $48,075,185.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $750,673,300)	$ 780,058,609
Receivable for investments sold	8,683,843
Dividends receivable	423,215
Interest receivable	48,521
Receivable for Fund shares sold	3,857,359
Total assets	793,071,547
Liabilities
Payable for investments purchased	3,723,956
Payable for Fund shares redeemed	1,640,802
Accrued management fee	375,610
Accrued reorganization costs	19,593
Other accrued expenses and payables	783,529
Total liabilities	6,543,490
Net assets, at value	$ 786,528,057
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	29,385,309
Accumulated net realized gain (loss)	(126,890,636)
Paid-in capital	884,033,384
Net assets, at value	$ 786,528,057

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($429,561,844 / 28,585,495 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.03
Maximum offering price per share (100 / 94.25 of $15.03)	$ 15.95
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($292,682,076 / 20,071,671 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.58
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($58,645,591 / 3,984,399 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 14.72
Class I Net Asset Value, offering and redemption price per share ($5,638,546 / 367,204 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $58,304)	$ 8,942,862
Interest	1,725,361
Total Income	10,668,223
Expenses: Management fee	5,478,223
Administrative fee	1,196,887
Services to shareholders	2,440,041
Custodian fees	23,641
Distribution service fees	5,741,289
Auditing	36,149
Legal	12,203
Trustees' fees and expenses	39,244
Reports to shareholders	209,774
Registration fees	1,577
Reorganization	341,920
Other	44,819
Total expenses, before expense reductions	15,565,767
Expense reductions	(137,377)
Total expenses, after expense reductions	15,428,390
Net investment income (loss)	(4,760,167)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(123,733,590)
Net unrealized appreciation (depreciation) during the period on investments	(210,930,945)
Net gain (loss) on investment transactions	(334,664,535)
Net increase (decrease) in net assets resulting from operations	$ (339,424,702)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ (4,760,167)	$ (5,449,849)
Net realized gain (loss) on investment transactions	(123,733,590)	30,909,775
Net unrealized appreciation (depreciation) on investment transactions during the period	(210,930,945)	53,432,133
Net increase (decrease) in net assets resulting from operations	(339,424,702)	78,892,059
Distributions to shareholders from: Net realized gains: Class A	(17,874,667)	(20,180,311)
Class B	(12,842,035)	(12,653,899)
Class C	(2,170,392)	(1,821,374)
Class I	(272,420)	(354,023)
Fund share transactions: Proceeds from shares sold	435,722,135	780,761,798
Reinvestment of distributions	31,083,076	33,068,135
Cost of shares redeemed	(497,593,211)	(582,820,955)
Net increase (decrease) in net assets from Fund share transactions	(30,788,000)	231,008,978
Increase (decrease) in net assets	(403,372,216)	274,891,430
Net assets at beginning of period	1,189,900,273	915,008,843
Net assets at end of period	$ 786,528,057	$ 1,189,900,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 21.76	$ 20.76	$ 16.61	$ 17.68	$ 17.14
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.03)	.02	.11	.18
Net realized and unrealized gain (loss) on investment transactions	(6.10)	1.78	4.55	1.17	3.70
Total from investment operations	(6.13)	1.75	4.57	1.28	3.88
Less distributions from: Net investment income	-	-	-	(.16)	(.21)
Net realized gains on investment transactions	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	(.60)	(.75)	(.42)	(2.35)	(3.34)
Net asset value, end of period	$ 15.03	$ 21.76	$ 20.76	$ 16.61	$ 17.68
Total Return (%)[b]	(28.71)	8.51	27.96	7.80	26.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	430	651	547	378	308
Ratio of expenses before expense reductions (%)	1.23[c]	1.17	1.19	1.29	1.19
Ratio of expenses after expense reductions (%)	1.22[c]	1.16	1.19	1.29	1.19
Ratio of net investment income (loss) (%)	(.14)	(.14)	.13	.62	1.07
Portfolio turnover rate (%)	124	89	75	157	183

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charge.
c The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.20% and 1.20%, respectively (see Notes to Financial Statements).

Class B

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 21.30	$ 20.50	$ 16.55	$ 17.61	$ 17.09
Income (loss) from investment operations: Net investment income (loss)[a]	(.16)	(.20)	(.14)	(.03)	.04
Net realized and unrealized gain (loss) on investment transactions	(5.96)	1.75	4.51	1.17	3.67
Total from investment operations	(6.12)	1.55	4.37	1.14	3.71
Less distributions from: Net investment income	-	-	-	(.01)	(.06)
Net realized gains on investment transactions	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	(.60)	(.75)	(.42)	(2.20)	(3.19)
Net asset value, end of period	$ 14.58	$ 21.30	$ 20.50	$ 16.55	$ 17.61
Total Return (%)[b]	(29.30)	7.62	26.83	6.96	25.62
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	293	454	314	174	123
Ratio of expenses before expense reductions (%)	2.04[c]	1.98	2.07	2.10	2.06
Ratio of expenses after expense reductions (%)	2.02[c]	1.97	2.07	2.10	2.06
Ratio of net investment income (loss) (%)	(.93)	(.95)	(.75)	(.19)	.20
Portfolio turnover rate (%)	124	89	75	157	183

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charge.
c The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.99% and 1.99%, respectively (see Notes to Financial Statements).

Class C

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 21.47	$ 20.64	$ 16.65	$ 17.69	$ 17.15
Income (loss) from investment operations: Net investment income (loss)[a]	(.15)	(.20)	(.13)	(.01)	.03
Net realized and unrealized gain (loss) on investment transactions	(6.00)	1.78	4.54	1.18	3.71
Total from investment operations	(6.15)	1.58	4.41	1.17	3.74
Less distributions from: Net investment income	-	-	-	(.02)	(.07)
Net realized gains on investment transactions	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	(.60)	(.75)	(.42)	(2.21)	(3.20)
Net asset value, end of period	$ 14.72	$ 21.47	$ 20.64	$ 16.65	$ 17.69
Total Return (%)[b]	(29.21)	7.72	26.91	7.08	25.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	75	44	23	11
Ratio of expenses before expense reductions (%)	1.95[c]	1.93	1.98	2.03	2.00
Ratio of expenses after expense reductions (%)	1.92[c]	1.93	1.97	2.03	2.00
Ratio of net investment income (loss) (%)	(.84)	(.91)	(.65)	(.12)	.26
Portfolio turnover rate (%)	124	89	75	157	183

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of sales charge.
c The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.92% and 1.92%, respectively (see Notes to Financial Statements).

Class I

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 22.11	$ 20.99	$ 16.68	$ 17.72	$ 17.18
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.08	.13	.21	.32
Net realized and unrealized gain (loss) on investment transactions	(6.22)	1.79	4.60	1.19	3.58
Total from investment operations	(6.15)	1.87	4.73	1.40	3.90
Less distributions from: Net investment income	-	-	-	(.25)	(.23)
Net realized gains on investment transactions	(.60)	(.75)	(.42)	(2.19)	(3.13)
Total distributions	(.60)	(.75)	(.42)	(2.44)	(3.36)
Net asset value, end of period	$ 15.36	$ 22.11	$ 20.99	$ 16.68	$ 17.72
Total Return (%)	(28.34)	9.01	28.81	8.53	26.89
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10	10	6	5
Ratio of expenses before expense reductions (%)	.70[b]	.69	.72	.68	.70
Ratio of expenses after expense reductions (%)	.70[b]	.68	.72	.68	.70
Ratio of net investment income (loss) (%)	.39	.34	.60	1.23	1.56
Portfolio turnover rate (%)	124	89	75	157	183

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were .69% and .69%, respectively (see Notes to Financial Statements).

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Blue Chip Fund (the ``Fund''), formerly Kemper Blue Chip Fund, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $119,021,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $1,185,500,334 and $1,218,183,144, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 11, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective June 11, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35% and 0.10% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 11, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 615,376	$ 124,118
Class B	492,062	97,432
Class C	86,800	18,219
Class I	2,649	500
	$ 1,196,887	$ 240,269

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, C and I shares. Prior to June 11, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $954,669, $628,068, $56,002 and $4,536, respectively.

Effective June 11, 2001 the above fee is paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 2,796,006	$ 181,597
Class C	506,143	36,674
	$ 3,302,149	$ 218,271

Effective June 11, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 1,338,424	$ 110,909
Class B	932,002	54,075
Class C	168,714	7,741
	$ 2,439,140	$ 172,725

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the year ended October 31, 2001 aggregated $91,044.

In addition, SDI receives a contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2001, the CDSC for Class B and C shares aggregated $838,203 and $7,959, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2001, Trustees' fees and expenses aggregated $21,586. In addition, a one-time fee of $17,658 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $8,829 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2001, totaled $505,368 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	15,682,087	$ 278,224,356	21,403,815	$ 463,717,547
Class B	6,467,144	110,441,453	12,084,997	256,660,809
Class C	2,684,812	45,578,185	2,571,117	54,940,426
Class I	80,648	1,478,141	245,812	5,443,016
		$ 435,722,135		$ 780,761,798
Shares issued to shareholders in reinvestment of dividends
Class A	905,241	$ 16,946,225	903,118	$ 19,209,226
Class B	646,072	11,816,568	562,070	11,786,584
Class C	110,996	2,047,862	81,359	1,718,306
Class I	14,262	272,421	16,443	354,019
		$ 31,083,076		$ 33,068,135
Shares redeemed
Class A	(17,911,563)	$ (316,010,524)	(18,749,225)	$ (407,630,597)
Class B	(8,352,142)	(139,704,001)	(6,663,456)	(141,618,615)
Class C	(2,307,853)	(38,694,729)	(1,295,015)	(27,656,672)
Class I	(180,737)	(3,183,957)	(269,884)	(5,915,071)
		$ (497,593,211)		$ (582,820,955)
Net increase (decrease)
Class A	(1,324,235)	$ (20,839,943)	3,557,708	$ 75,296,176
Class B	(1,238,926)	(17,445,980)	5,983,611	126,828,778
Class C	487,955	8,931,318	1,357,461	29,002,060
Class I	(85,827)	(1,433,395)	(7,629)	(118,036)
		$ (30,788,000)		$ 231,008,978

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from November 1, 2000 through June 10, 2001, the Fund's custodian fees were reduced by $869. For the period from June 11, 2001 through October 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $22 for custodian credits earned. Prior to June 11, 2001, transfer agent fees were reduced by $7,584.

Effective June 11, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co., for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI has initiated a restructing program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Boards of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $120,073 of such costs.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Blue Chip Fund (the "Fund"), formerly Kemper Blue Chip Fund, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Blue Chip Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts/s/ Ernst & Young LLP

December 10, 2001

Tax Information (Unaudited)

The Fund paid distributions of $0.60 per share from net long-term capital gains during its year ended October 31, 2001, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Blue Chip Fund was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
John W. Ballantine	29,325,760	599,935	0
Lewis A. Burnham	29,303,277	622,418	0
Mark S. Casady	29,282,672	643,024	0
Linda C. Coughlin	29,282,084	643,611	0
Donald L. Dunaway	29,314,691	611,005	0
James R. Edgar	29,321,689	604,007	0
William F. Glavin	29,316,735	608,961	0
Robert B. Hoffman	29,315,371	610,324	0
Shirley D. Peterson	29,319,672	606,024	0
Fred B. Renwick	29,299,113	626,583	0
William P. Sommers	29,305,931	619,765	0
John G. Weithers	29,319,093	606,603	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
28,940,890	275,897	708,909

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The meeting was reconvened on Thursday, June 21, 2001, at which time the following matters were voted upon by the shareholders of each class of the fund, as applicable (the resulting votes for each matter are presented below).

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
18,061,222	516,094	765,431

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
12,557,433	247,278	386,342

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
2,086,209	30,954	67,280

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady
Trustee and President
Linda C. Coughlin
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora
Vice President and
Assistant Secretary
Tracy McCormick
Vice President
Kathryn L. Quirk
Vice President
Linda J. Wondrack
Vice President
John R. Hebble
Treasurer
Thomas Lally
Assistant Treasurer
Brenda Lyons
Assistant Treasurer
John Millette
Secretary
Caroline Pearson
Assistant Secretary

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free IncomeFund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Performance Summary October 31, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Blue Chip Fund - Class I Shares	-28.34%	.20%	6.74%	9.51%
S&P 500 Index+	-24.91%	.04%	10.04%	11.64%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Blue Chip Fund - Class I Shares -- S&P 500 Index+

Yearly periods ended October 31

Dividend Review
During the fiscal year, Scudder Blue Chip Fund - Class I shares paid the following dividends:
Capital Gains Distributions	$ .60

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on November 22, 1995. Index comparisons begin November 30, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Blue Chip Fund prospectus and the 2001 Annual Report for Scudder Blue Chip Fund.

(SBCF-2I)